Background of Company	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Background of Company

Note 1 Background of Company

Intelsat S.A. (the “Company”, “we”,” us” or “our”) provides satellite communications services worldwide through a global communications network of approximately 50 satellites and ground facilities related to the satellite operations and control, and teleport services.

Recent Developments

On February 28, 2017, Intelsat entered into a combination agreement with WorldVu Satellites Limited (“OneWeb”) (the “Combination Agreement”) pursuant to which, and subject to the terms and conditions thereof, OneWeb will merge with and into Intelsat, with Intelsat being the surviving entity (the “Merger”). OneWeb is the builder of a new Low Earth Orbit (“LEO”) global communications system.

Also on February 28, 2017, the Company entered into a share purchase agreement with SoftBank Group Corp. (“SoftBank”) (the “Share Purchase Agreement”) pursuant to which, and subject to the terms and conditions thereof, SoftBank will acquire common shares and nonvoting redeemable convertible preferred shares of the Company for aggregate cash consideration of $1.7 billion (the “SoftBank Investment” and, together with the Merger, the “Transactions”).

Under the terms of the Combination Agreement, at the effective time of the Merger, each common share of OneWeb issued and outstanding immediately prior to the effective time will be converted into the right to receive common shares of Intelsat. Intelsat’s shareholders will retain the common shares of Intelsat that they currently hold. Based on the terms of the transactions announced on February 28, 2017, current Intelsat shareholders are expected to hold approximately 19% of the common shares of Intelsat following completion of the Transaction.

Consummation of the Merger pursuant to the Combination Agreement, and of the SoftBank Investment pursuant to the Share Purchase Agreement, are cross-conditioned on one another. Consummation of the Merger and the SoftBank Investment also are subject to Intelsat’s subsidiaries completing certain debt exchange offers, as well as certain regulatory approvals and other customary closing conditions. The proceeds of the SoftBank Investment will be used in part to fund the cash payments to be made at closing of the Transactions to bondholders that participate in the exchange offers. The Combination Agreement and the Share Purchase Agreement (together, the “Transaction Agreements”), each provide that any party thereto may terminate such agreement if sufficient tenders are not received in the exchange offers within 90 days of the date of the agreements. Shareholders of the Company and shareholders of OneWeb have agreed to vote sufficient shares in favor of the Transactions in order to obtain the required shareholder approvals. The Company expects to complete the Transactions late in the third quarter of 2017.

There can be no assurance that the Transactions will be completed, or whether the terms will be amended from those described above.